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              PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
               PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT

                       SUPPLEMENT DATED FEBRUARY 7, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

     This supplement describes certain changes to your variable annuity contract (the "Contract") issued by Providentmutual Life and Annuity Company of America ("PLACA").

     SUBSTITUTION OF SHARES OF EQUITY 500 INDEX PORTFOLIO OF MARKET STREET FUND, INC. FOR SHARES OF INDEX 500 PORTFOLIO OF VARIABLE INSURANCE PRODUCTS FUND II

CHANGE OF INVESTMENT OPTIONS

     Pursuant to an order of the Securities and Exchange Commission issued on January 27, 2000, as of February 7, 2000, the Index 500 Portfolio of Variable Insurance Products Fund II will no longer be available as an investment option under your Contract. In its place, the Equity 500 Index Portfolio of Market Street Fund, Inc. will be available as an investment option under your Contract.

     INVESTMENT OBJECTIVE. The Equity 500 Index Portfolio seeks to provide long-term capital appreciation by investing primarily in common stocks included in the Standard & Poor's 500(R) Composite Stock Price Index.(4) There is no assurance that the Equity 500 Index Portfolio will achieve its stated objective.

     ANNUAL FUND EXPENSES. The following annual expense information for the Equity 500 Index Portfolio for the year ended December 31, 1998 should be added to the Expense Table included in your Contract prospectus.

                                                                EQUITY 500
                                                              INDEX PORTFOLIO
                                                              ---------------
MARKET STREET FUND, INC.
ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)................................       0.24%
Other Expenses..............................................       0.04%*
                                                                   ----
Total Fund Annual Expenses..................................       0.28%

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* Because the Equity 500 Index Portfolio was not in existence during 1999,
  "Other Expenses" is based on estimated amounts for 2000. These estimated amounts reflect an expense reimbursement and fee waiver arrangement for 2000. Absent this arrangement, Total Annual Expenses would be estimated to be 0.39%.

     Examples. Because the Equity 500 Index Portfolio's estimated 2000 expenses are the same as the VIP II Index 500 Portfolio's 1998 expenses, the examples which follow the Expense Table do not change as a result of the addition of the Equity 500 Index Portfolio and the removal of the VIP II Index 500 Portfolio.

     Condensed Financial Information. From the date the Variable Insurance Products Fund II Index 500 Subaccount was established through December 31, 1998, the Equity 500 Index Subaccount's unit values and number of outstanding units are the same as those listed for the Variable Insurance Products Fund II Index 500 Subaccount.

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(4) Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500 and 500 are
    trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by PLACA and the Market Street Fund, Inc. Neither the Contract nor the Equity 500 Index Portfolio is sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Contract and the Equity 500 Index Portfolio. (For more information regarding the S&P 500 Index, see "Standard & Poor's" in the Statement of Additional Information.)
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     Additional information about the Equity 500 Index Portfolio, including its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in the prospectus for the Equity 500 Index Portfolio, which will be available from PLACA on or before February 7, 2000. This prospectus should be read carefully before investing.

CHANGE IN SUB-ADVISER

     On February 7, 2000, Sterling Capital Management Company ("Sterling") replaced Denver Investment Advisors as a sub-adviser to the All Pro Small Cap Value Portfolio. From its investment advisory fees, PIMC pays Sterling a monthly fee equal to an annual rate of .70% of the average daily net assets of the Portfolio managed by Sterling.

     This supplement should be retained with the prospectus for future reference.